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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                  March 6, 1998


                              GLACIER BANCORP, INC.


             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)


              000-18911                             81-0468393
       (Commission File Number)           IRS Employer Identification No.


                                  P. O. Box 27
                                 202 Main Street
                            Kalispell, MT 59903-0027
               (Address of principal executive offices) (zip code)


       Registrant's telephone number, including area code: (406) 756-4200


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ITEM 5 - OTHER EVENTS

        On March 6, 1998, the Board of Directors of Glacier Bancorp, Inc., Kalispell, Montana ("Company") approved, subject to shareholder approval, an increase to the number of shares of common stock available for issuance by the Company from six million to fifteen million. In addition, the Board directed management to take corrective action to properly implement the 3-for-2 stock split of the Company's common stock that was effected in May, 1997.


ITEM 7 - FINANCIAL STATEMENTS AND EXHIBITS

        (a)     Financial statements - not applicable.

        (b)     Pro forma financial information - not applicable.

        (c)     Exhibits:

                (99)    Press Release issued by the Company dated March 6, 1998


                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

        Dated: March 6, 1998


                                   GLACIER BANCORP, INC.



                                   By     /s/ Michael J. Blodnick
                                     -------------------------------
                                          Michael J. Blodnick
                                          Executive Vice President


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